Exhibit 21



                                 LIST OF SUBSIDIARIES
                                         FOR
                             GRAND COURT LIFESTYLES, INC.


          1.   Grand Court Development Corp., a Delaware Corporation

          2.   Grand Court Facilities, Inc., a Delaware Corporation

          3.   Grand Court Facilities, Inc., II, a Delaware Corporation

          4.   Grand Court Facilities, Inc., III, a Delaware Corporation

          5.   Grand Court Facilities, Inc., IV, a Delaware Corporation

          6.   Grand Court Facilities, Inc., V, a Delaware Corporation

          7.   Grand Court Facilities, Inc., VI, a Delaware Corporation

          8.   Grand Court Facilities, Inc., VII, a Delaware Corporation

          9.   Grand Court Facilities, Inc., VIII, a Delaware Corporation

          10.  Grand Court Facilities, Inc., IX, a Delaware Corporation

          11.  Grand Court Facilities, Inc., X, a Delaware Corporation

          12.  Grand Court Facilities, Inc., XI, a Delaware Corporation

          13.  Grand Court Facilities, Inc., XII, a Delaware Corporation

          14.  Grand Court Facilities, Inc., XIII, a Delaware Corporation

          15.  Grand Court Facilities, Inc, XIV, a Delaware Corporation

          16.  J&B Financing, LLC, a Delaware Limited Liability Company

          17.  Leisure Centers, LLC-I, a Texas Limited Liability Company

          18.  Leisure Centers, LLC-II, a Texas Limited Liability Company

          19.  Leisure Centers, LLC-III, a Texas Limited Liability Company

          20.  Leisure Centers, LLC-IV, a Texas Limited Liability Company

          21.  Leisure Facilities, Inc., a Delaware Corporation

          22.  Leisure Facilities, Inc., II, a Delaware Corporation

          23.  Leisure Facilities, Inc., III, a Delaware Corporation

          24.  Leisure Facilities, Inc., IV, a Delaware Corporation

          25.  Leisure Facilities, Inc., V, a Delaware Corporation

          26.  Leisure Facilities, Inc., VI, a Delaware Corporation

          27.  Leisure Facilities, Inc., VII, a Delaware Corporation

          28. Leisure Facilities, Inc., IX, a Delaware Corporation, doing business in Texas under the fictitious name of Liberty Place, Inc.

          29.  Leisure Facilities, Inc., X, a Delaware Corporation

          30.  Leisure Facilities, Inc., XII, a Delaware Corporation

          31.  Leisure Facilities, Inc. XV, a Delaware Corporation

          32.  T Lakes L.C., a Florida Limited Liability Company